Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Legal Proceedings

Real Industry and SGGH have been named as a defendant in or as a party to a number of legal actions or proceedings that arose in the ordinary course of business. In some of these actions and proceedings, claims for monetary damages are asserted. In view of the inherent difficulty of predicting the outcome of such legal actions and proceedings, management generally cannot predict what the eventual outcome of the pending matters will be, what the timing of the ultimate resolution of these matters will be, or what the eventual loss related to each pending matter may be, if any.

In accordance with applicable accounting guidance, management establishes an accrued liability for litigation when those matters present loss contingencies that are both probable and reasonably estimable. In such cases, there may be an exposure to loss in excess of any amounts accrued. The estimated loss is based upon currently available information and is subject to significant judgment, a variety of assumptions, and known and unknown uncertainties. The matters underlying the estimated loss may change from time to time, and actual results may vary significantly from the current estimate. Therefore, an estimate of loss represents what management believes to be an estimate of loss only for certain matters meeting these criteria. It does not represent the Company’s maximum loss exposure.

Based on management’s current understanding of these pending legal actions and proceedings, it does not believe that judgments or settlements arising from pending or threatened legal matters, individually or in the aggregate, would have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company. However, in light of the inherent uncertainties involved in these matters, some of which are beyond the Company’s control, and the very large or indeterminate damages sought in some of these matters, an adverse outcome in one or more of these matters could be material to the Company’s results of operations or cash flows for any particular reporting period.

The legal proceedings summarized below include material matters that were resolved or concluded since December 31, 2013, as well as ongoing matters that may have an adverse effect on our business and future financial results.

Final Bankruptcy Decree. On April 15, 2013, the United States Bankruptcy Court for the Central District of California (the “California Federal Bankruptcy Court”) granted the Company’s motion for a final decree, and issued a final decree in the Company’s Bankruptcy Proceedings. The California Federal Bankruptcy Court retained jurisdiction to preside over claims described below in the Colburn and Walker matters. Upon the California Federal Bankruptcy Court entering the final orders in the Colburn and Walker claims, described below, the Bankruptcy Proceedings will be closed.

Faigin Matter. On January 15, 2009, Alan Faigin, a former General Counsel of Fremont, filed a complaint against Fremont Reorganizing Corporation (“FRC”) in the Superior Court of the State of California, County of Los Angeles (the “California Superior Court”). On February 3, 2010, Mr. Faigin filed an amended complaint alleging wrongful termination, breach of his employment agreement, breach of the implied covenant of good faith and fair dealing, fraud and misrepresentation, negligent misrepresentation and violation of various California labor codes, among other allegations under a “joint employer” theory. In February 2010, a jury found for Mr. Faigin and awarded him damages in the amount of approximately $1.4 million, which Fremont recorded as an accrued liability in the first quarter of 2010. The judgment and accrued interest were paid following the execution of the Faigin Settlement Agreement.

On April 27, 2009, FRC filed a cross-complaint against Mr. Faigin in the California Superior Court for breach of confidence, breach of fiduciary duty, representing conflicting interests and indemnification; and the Company was seeking $4.6 million in damages. On April 25, 2014, the Company and Mr. Faigin executed the Faigin Settlement Agreement, under which the Company received $1.5 million.

Colburn Matter. On December 8, 2009, Gwyneth Colburn, the former Executive Vice President for Fremont’s Commercial Real Estate group, filed a complaint in the California Superior Court against FIL and unnamed defendants for breach of contract related to a management continuity agreement (“MCA”) executed in August 2003, and extended in August 2007, and, separately, filed a proof of claim in the Bankruptcy Proceedings. In the California Superior Court action, Ms. Colburn contends she is owed $3.2 million, while in the Bankruptcy Proceedings, Ms. Colburn filed a $2.6 million proof of claim.

On August 9, 2011, the California Superior Court entered a judgment granting the Company’s Motion for Summary Judgment and dismissing the complaint. On September 22, 2011, Ms. Colburn filed a Notice of Appeal from this dismissal. Appellate briefs from both parties have been filed.

On March 14, 2014, the California Federal Bankruptcy Court orally announced its ruling, from a trial held in January 2014, to grant the Company’s motion to disallow Ms. Colburn’s claim. On March 26, 2014, the California Federal Bankruptcy Court entered a written order granting the Company’s motion to disallow Ms. Colburn’s claim.

On April 7, 2014, Ms. Colburn filed a motion for reconsideration of the California Federal Bankruptcy Court’s March 26, 2014 order granting the Company’s motion to disallow Ms. Colburn’s claim. On June 23, 2014, the California Federal Bankruptcy Court issued an order denying Ms. Colburn’s motion for reconsideration. On June 30, 2014, Ms. Colburn filed a notice of appeal of the California Federal Bankruptcy Court’s order granting the Company’s motion to disallow Ms. Colburn’s claim and the denial of Ms. Colburn’s motion for reconsideration. On July 2, 2014, the notice of appeal was referred to the United States District Court for the Central District of California (the “U.S. District Court”). The appeal is fully briefed and the matter is under submission before the U.S. District Court.

Walker Matter. On June 10, 2011, Kyle Walker, the former Chief Executive Officer and President of FIL, filed a complaint in the California Superior Court against the Company and unnamed defendants for breach of contract, certain California Labor Code violations and breach of fiduciary duty related to his MCA executed in August 2003, and extended in August 2006, and, separately, a proof of claim in the Bankruptcy Proceedings. In the California Superior Court action, Mr. Walker contends he is owed $4.6 million, while in the Bankruptcy Proceedings, Mr. Walker filed a $2.5 million proof of claim.

On September 19, 2012, the Company obtained the California Superior Court’s final ruling granting the Company’s Motion for Summary Judgment and on October 26, 2012, the judgment was entered. All rights of appeal have expired.

On March 14, 2014, the California Federal Bankruptcy Court orally announced its ruling, from a trial held in January 2014, to grant the Company’s motion to disallow Mr. Walker’s claim. On March 26, 2014, the California Federal Bankruptcy Court entered a written order granting the Company’s motion to disallow Mr. Walker’s claim.

On April 7, 2014, Mr. Walker filed a motion for reconsideration of the California Federal Bankruptcy Court’s March 26, 2014 order granting the Company’s motion to disallow Mr. Walker’s claim. On June 23, 2014, the California Federal Bankruptcy Court issued an order denying Mr. Walker’s motion for reconsideration. On June 30, 2014, Mr. Walker filed a notice of appeal of the California Federal Bankruptcy Court’s order granting the Company’s motion to disallow Mr. Walker’s claim and the denial of Mr. Walker’s motion for reconsideration. On July 2, 2014, the notice of appeal was referred to the U.S. District Court. The appeal is fully briefed and the matter is under submission before the U.S. District Court.

RMBS Defense, Indemnity and Contribution Matters. In connection with residential mortgage-backed securities offerings (“RMBS Offerings”) involving loans originated by FIL, either or both FIL and its subsidiary entered into loan purchase agreements, underwriting agreements and indemnification and contribution agreements, which contained various representations and warranties relating to the loans. Investment banks involved in these RMBS Offerings have been sued in a number of actions concerning their activities related to subprime mortgages (“RMBS Actions”), where SGGH, LLC, or Fremont or its former businesses, is not a named defendant. SGGH, LLC has received demands for defense, indemnity and contribution from defendants in various RMBS Actions. SGGH, LLC has rejected each of these demands, as it believes the demanding parties are being sued for conduct not chargeable to SGGH, LLC or Fremont or its former businesses. There is no assurance that SGGH, LLC or Fremont or its former businesses will not be named as defendants in additional RMBS Actions or receive additional demands for defense, indemnity and contribution. It is SGH, LLC’s intention to vigorously defend any claims seeking defense, indemnity or contribution, but SGGH, LLC cannot presently predict whether such claims will be pursued or what the outcome would be.

Subpoenas for Information and Documents. In addition to the above-described RMBS Actions, SGGH, LLC has received and responded to a number of subpoenas for information, including in 2014, from federal authorities and other third parties in civil litigation matters in which SGGH, LLC is not a defendant, but which concern home mortgage transactions involving the Fremont’s origination and sale of whole loans, and certain RMBS Offerings.

Unpaid Claims. As of December 31, 2014, there remained two open claims filed with the California Federal Bankruptcy Court, comprised of the disputed Colburn and Walker claims totaling $5.1 million.

Other Commitments and Contingencies

Lease obligations. Rent expense within continuing operations, for facilities and equipment under operating leases, was $0.2 million, $0.2 million and $0.3 million for the years ended December 31, 2014, 2013 and 2012, respectively. Rent expense, within discontinued operations, for facilities and equipment under operating leases was $0.2 million, $0.2 million and $0.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company leases office facilities and certain equipment under noncancellable operating leases, the original terms of which ranged from one to ten years. Certain leases provide for increases in the basic rent to compensate the lessor for increases in operating and maintenance costs and may have renewal options. The following table presents minimum required lease payments under noncancellable operating leases as of December 31, 2014, excluding payments due under noncancellable operating leases of NABCO:

(Dollars in thousands)	Future Minimum Lease Payments
2015	$149
2016	154
2017	39
2018	—
2019	—
Thereafter	—
$342